As filed with the Securities and Exchange Commission on February 18, 2003


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                     ---------------------------------------



               Date of earliest reported event: January 16, 2003

                        Date of report: February 18, 2003


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
           ----------------------------------------------------------
           (Exact name of registrants as specified in their charters)



          Delaware                       1-11331                43-1698480
          Delaware                     333-06693-02             43-1742520
 -----------------------------       ----------------       --------------------
(States or Other Jurisdictions       (Commission File        (I.R.S. Employer
      of Incorporation)                  Numbers)           Identification Nos.)



          One Liberty Plaza, Liberty, Missouri                 64068
        ----------------------------------------             ---------
        (Address of Principal Executive Offices)             (Zip code)



       Registrant's telephone number, including area code: (816) 792-1600




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ITEM 5.  OTHER EVENTS.

Creation of Ferrellgas Finance Corp.

     On January 16, 2003, we formed Ferrellgas Finance Corp. as a Delaware corporation and wholly-owned subsidiary of Ferrellgas, L.P., our operating partnership. Ferrellgas Finance Corp. has nominal assets and does not, and will not in the future, conduct any operations or have any employees. Its sole purpose is to potentially act as co-obligor of future issuances of debt securities by our operating partnership so as to allow investment in those debt securities by institutional investors that may not otherwise be able to make such an investment by reason of our operating partnership's structure and the legal investment laws of their states of organization or their charters. We have attached to this report a copy of the Certificate of Incorporation and the Bylaws of Ferrellgas Finance Corp.

Amendment of our Partnership Agreement

     In connection with our preparation and filing of a registration statement to be filed immediately after the filing of this Current Report on Form 8-K, we discovered that an unintentional alteration occurred when we amended our partnership agreement in June of 2000, with respect to the economic terms of our general partner units.

     At that time, we amended our partnership agreement to create general partner units to represent our general partner's general partner interest in us, among other amendments. Those amendments attempted to simplify provisions of our partnership agreement in the context of the creation of those units. Unfortunately, this simplification resulted in the unintentional minor reduction of potential future distributions to be received by our general partner, Ferrellgas, Inc., if and when our quarterly distributions per common unit were to exceed $0.55. Our distributions to our general partner have not yet been affected by this unintentional alteration since our quarterly distributions have remained at $0.50 per common unit.

     In accordance with the terms of our partnership agreement, our general partner is authorized to make amendments to our partnership agreement without the consent of any of our common unitholders or other limited partners to reflect a change that:

o in the sole discretion of our general partner, does not adversely affect our limited partners in any material respect; or

o is required to effect the intent of the provisions of our partnership agreement or is otherwise contemplated by our partnership agreement.

On February 18, 2003, the board of directors of our general partner unanimously approved amendments to our Third Amended and Restated Partnership Agreement:

o to correct this unintentional prior alteration to the economic terms of our general partner units in our partnership agreement; and

o        to restore the original intent of our partnership agreement.

These amendments to our partnership agreement are reflected in our Fourth Amended and Restated Agreement of Limited Partnership, a copy of which is attached as an exhibit to this report.

     The amendments provide that our general partner will generally receive, as it had prior to our attempt to simplify our partnership agreement language in June of 2000, a total of 1% of the aggregate quarterly distributions we make to our limited partners. In addition, the amendments correct some typographical errors and references to tax regulations that have recently been enacted.

         The amendments include the following:

o the inclusion in the recitals of references to the new amended and restated partnership agreement;

o the change of the defined term "Agreement" to refer to the new amended and restated partnership agreement;

o the deletion of the defined term "Special Pro Rata," which term created the unintentional change in economic interests;

o        the addition of the defined term
         "Third Amended and Restated Agreement;"

o changes to correctly refer to "Capital Contributions" rather than "Capital Accounts" in the first sentence of Section 4.3(c)(ii);

o changes to correctly refer to "Initial Closing Date" rather than "Closing Date" in the defined term "Restricted Activities" and
          Sections 5.1(d)(iii), 6.5(a), 6.5(b), and 13.1(b);


o        corrections to section cross-references in the proviso of
         Section 5.4(b);

o changes to comply with the deletion of the term "Special Pro Rata" in Sections 5.1(c)(i)(E)-(G), 5.4(a)(ii)-(vi), 5.4(b)(ii)-(iv),
         5.4(c)(ii)-(iii) and 5.4(d)(iv)-(vi);

o        changes to reflect the current tax regulations in Section 5.2(b)(iii);
         and

o changes to the form of certificate for common units and senior units to reference the new amended and restated partnership agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

                  Not applicable.

(b)      Pro forma financial information.

                  Not applicable.

(c)      Exhibits.

                  The exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FERRELLGAS PARTNERS, L.P.


                         By: Ferrellgas, Inc., its general partner

                            By: /s/ Kevin T. Kelly
                              --------------------------------------------------
                               Kevin T. Kelly
                               Senior Vice President and Chief Financial Officer

                            FERRELLGAS PARTNERS FINANCE CORP.


                            By:  /s/ Kevin T. Kelly
                              --------------------------------------------------
                               Kevin T. Kelly
                               Senior Vice President and Chief Financial Officer


Date:  February 18, 2003




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                                      E - 1

                                INDEX TO EXHIBITS


    Exhibit No.      Description of Exhibit
   ------------      ----------------------

      4.1            Certificate of Incorporation of Ferrellgas Finance Corp.
                     filed with the Delaware Secretary of State on January 16, 2003.

      4.2            Bylaws of Ferrellgas Finance Corp. adopted as of
                     January 16, 2003.

      4.3 Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners, L.P. dated February 18, 2003.

   # 99.1 Ferrell Companies, Inc. Supplemental Savings Plan, Restated January 1, 2000.
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         #           Management contracts or compensatory plans.